COLONIAL U.S. STOCK FUND
                                 CLASS Z SHARES
                   Supplement to Prospectus dated May 30, 1997

The first paragraph under the caption HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS is revised in its entirety as follows:

The Fund normally invests at least 65% of its total assets in common stock of U.S. companies with equity market capitalizations at the time of purchase in excess of $3 billion. Up to 35% of total assets may be invested in common stock of U.S. companies with equity market capitalizations at the time of purchase between $1 billion and $3 billion. Up to 10% of total assets may be invested in sponsored and unsponsored American Depositary Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities (ADRs). Up to 10% of total assets may be invested in any combination of (i) convertible debt securities (i.e., debt securities that are convertible into common stock at the holder's option), (ii) other corporate debt securities rated investment grade by at least two nationally recognized rating agencies, and (iii) debt securities issued or guaranteed by the U.S. government or its agencies. The Fund will not concentrate more than 25% of its total assets in any one industry.

The following paragraphs are added after the first paragraph under the caption HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS:

Equity Securities Generally. Equity securities generally include common and preferred stock, warrants (rights) to purchase such stock, debt securities convertible into such stock and sponsored and unsponsored ADRs. The Fund will purchase equity securities that the Adviser believes have superior earnings and value characteristics selected from a universe which meets certain guidelines for liquidity and available investment information. Quantitative standards, designed to identify above average intrinsic value relative to price and favorable earnings trends, are used as the core of the process. Fundamental company analysis is then used to select securities.

Debt Securities Generally. The Fund may invest in investment grade corporate debt securities and debt securities issued or guaranteed by the U.S. government or its agencies. The market values of U.S. government securities and corporate debt securities generally will fluctuate inversely with changes in interest rates.

U.S. Government Securities. U.S. government securities in which a Fund may invest consist of (i) U.S. treasury obligations; (ii) obligations issued or guaranteed by the U.S. government agencies and instrumentalities (agencies) which are supported by: (a) the full faith and credit of the U.S. government,
(b) the right of the issuing agency to borrow under a line of credit with the U.S. treasury, (c) the discretionary power of the U.S. government to purchase obligations of the agency or (d) the credit of the agency. Agency securities include securities commonly referred to as mortgage-backed securities, the principal and interest on which are paid from principal and interest payments made on pools of mortgage loans. These include securities commonly referred to as "pass-throughs," "collateralized mortgage obligations" (CMOs), and "real estate mortgage investment conduits" (REMICs).

Mortgage-Backed Securities. Mortgage-backed securities, including CMOs and REMICs, evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Fund will not invest in the Residual class. Principal on mortgage-backed securities, CMOs or REMICs, may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's maturity) and decrease as interest rates rise (effectively lengthening the security's maturity). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. The Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

The fifth paragraph under the caption HOW TO BUY SHARES is revised in its entirety as follows:

Other Classes of Shares. In addition to Class Z shares, the Fund offers three other classes of shares, Classes A, B and C, through a separate Prospectus.



SF-36/020E-0897                                                  August 21, 1997